File No. 2-15382

                          As filed on October 27, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                       --
        Pre-Effective Amendment No. ________

        Post-Effective Amendment No.    59                              X
                                     --------                          --


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                       --
        Amendment No.     23                                            X
                                                                       --

                      INVESCO INDUSTRIAL INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300

                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                               -------------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                             Gordon Altman Butowsky
                              Weitzen Shalov & Wein
                                 114 W. 47th St.
                            New York, New York 10036
                               -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed that this filing will become effective (check appropriate box)
        immediately upon filing pursuant to paragraph (b)
 X      on November 1, 1998, pursuant to paragraph (b)
        60 days after filing pursuant to paragraph  (a)(1)
        on ________________, pursuant to paragraph  (a)(1)
        75 days after filing pursuant to paragraph (a)(2) on ________________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1998, was filed on or about September 24, 1998.
                                  Page 1 of 433
                       Exhibit index is located at page 76

                      INVESCO INDUSTRIAL INCOME FUND, INC.
                     --------------------------------------

                              CROSS-REFERENCE SHEET

   Form N-1A
      ITEM                              CAPTION

Part A                                  Prospectus

   1.......................             Cover Page

   2.......................             Annual Fund Expenses; Essential
                                        Information

   3.......................             Financial Highlights; Fund Price
                                        And Performance

   4.......................             Investment Objective And
                                        Strategy; Investment Policies And
                                        Risks; The Fund And Its
                                        Management

   5.......................             The Fund And Its Management

   5a......................             Not Applicable

   6.......................             Fund Services; Taxes, Dividends,
                                        And Other Distributions;
                                        Additional Information

   7.......................             How To Buy Shares; Fund Price And
                                        Performance; Fund Services; The
                                        Fund And Its Management

   8.......................             Fund Services; How To Sell Shares

   9.......................             Not Applicable

Part B                                  Statement of Additional
                                        Information

   10.......................            Cover Page

   11.......................            Table of Contents

   Form N-1A
      ITEM                              CAPTION

   12.......................            The Fund And Its Management

   13.......................            Investment Practices; Investment
                                        Policies And Restrictions

   14.......................            The Fund And Its Management

   15.......................            The Fund And Its Management;
                                        Additional Information

   16.......................            The Fund And Its Management;
                                        Additional Information

   17.......................            Investment Practices; Investment
                                        Policies And Restrictions

   18.......................            Additional Information

   19.......................            How Shares Can Be Purchased; How
                                        Shares Are Valued; Services
                                        Provided By The Fund;
                                        Tax-Deferred Retirement Plans;
                                        How To Redeem Shares

   20.......................            Dividends, Other Distributions,
                                        and Taxes

   21.......................            How Shares Can Be Purchased

   22.......................            Performance Data

   23.......................            Additional Information


Part C                                  Other Information

        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
November 1, 1998


                      INVESCO INDUSTRIAL INCOME FUND, INC.

   INVESCO INDUSTRIAL INCOME FUND, INC. (the "Fund") is actively managed to seek the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities.


   This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated November 1, 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217- 3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS
                                                                           PAGE


ESSENTIAL INFORMATION........................................................6

ANNUAL FUND EXPENSES.........................................................7

FINANCIAL HIGHLIGHTS.........................................................9

INVESTMENT OBJECTIVE AND STRATEGY...........................................11

INVESTMENT POLICIES AND RISKS...............................................11

THE FUND AND ITS MANAGEMENT.................................................15

FUND PRICE AND PERFORMANCE..................................................18

HOW TO BUY SHARES...........................................................19

FUND SERVICES...............................................................23

HOW TO SELL SHARES..........................................................24

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS....................................26

ADDITIONAL INFORMATION......................................................28

ESSENTIAL INFORMATION


   Investment Goal And Strategy: The Fund seeks the best possible current income, while following sound investment practices, with the added potential for capital appreciation. It invests primarily in dividend-paying common stocks of U.S. companies traded on national securities exchanges or over-the-counter. The Fund also may invest in equity securities that do not pay regular dividends and other income-producing securities, such as corporate bonds. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

   Designed For: Investors primarily seeking current income, but who do not wish to sacrifice the potential for capital growth over the long term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

   Time Horizon: Stock and bond prices fluctuate on a daily basis, and the Fund's price per share therefore varies daily. Potential shareholders should consider this a long-term investment.

   Risks: The Fund generally uses a moderate investment strategy, but may hold securities rated below investment grade and foreign debt securities, and may experience relatively rapid portfolio turnover. The Fund's investments in debt securities are subject to credit risk and market risk, both of which are increased by investing in lower rated securities. The returns on foreign investments may be influenced by the risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for that portion of your savings dedicated to preservation of capital over the short-term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

   Organization and Management: The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932 to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.


   The Fund's investments are selected by two experienced INVESCO portfolio managers: INVESCO senior vice presidents Charles Mayer, who has 27 years of investment experience, and Donovan J. (Jerry) Paul, with 21 years of experience. A Chartered Financial Analyst, Mr. Mayer earned his M.B.A. from St. John's University and a B.A. from St. Peter's College. Mr. Paul holds an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa; he is both a Chartered Financial Analyst and Certified Public Accountant. See "The Fund And Its Management."


   INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and the Far East.

This Fund Offers All Of The Following Services At No Charge:
Telephone purchases
Telephone   exchanges
Telephone   redemptions
Automatic reinvestment of distributions Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
Periodic withdrawal plans


See "How To Buy Shares" and "How To Sell Shares."


   Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans; $250 for an IRA.


   Minimum Subsequent Investment: $50 (Minimums are lower for certain retirement plans.)

ANNUAL FUND EXPENSES


   The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares - Distribution Expenses.")


   Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.


   We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To share economies of scale and to keep expenses competitive, INVESCO voluntarily reduced the management fees on the Fund's daily net assets over $5 billion.

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee (after expense limitation)                 0.47%
12b-1 Fees                                                0.25%
Other Expenses(1)(2)                                      0.18%
Total Fund Operating Expenses
        (after expense limitation)(1)(2)                  0.90%

        (1)It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees, transfer agency fees and distribution fees were reduced under expense offset arrangements. However, as a result of an SEC requirement, the figures shown above DO NOT reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" DO reflect any reductions for periods prior to the fiscal year ended June 30, 1996. See "The Fund And Its Management."

        (2)Under an expense limitation voluntarily agreed to by INVESCO, which became mandatory on May 15, 1997, the management fee paid by the Fund has been reduced to the following annual rates: 0.45% on daily net assets over $2 billion but less than $4 billion, 0.40% on daily net assets over $4 billion but less than $5 billion. In addition, in order to share economies of scale and to keep expenses competitive, INVESCO voluntarily reduced the management fees on the Fund's daily net assets over $5 billion. In the absence of the voluntary expense limitation, the Fund's "Management Fee" and "Total Fund Operating Expenses" would not have changed significantly.


Example

        A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


             1 Year        3 Years        5 Years       10 Years
             ------        -------        -------       --------
               $9            $29            $50           $111

        The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares - Distribution Expenses."

        Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


        The following information has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Fund's 1998 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.

                                                             Year Ended June 30
                       --------------------------------------------------------------------------------------------------------
                         1998       1997      1996       1995      1994      1993       1992       1991       1990       1989
PER SHARE DATA
Net Asset Value -
   Beginning of
   Period              $15.31     $13.21    $11.92     $11.32    $11.53    $10.67      $9.74      $9.39      $8.88      $7.98
                       --------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT
   OPERATIONS
Net Investment
   Income                0.38       0.35      0.41       0.42      0.36      0.31       0.28       0.36       0.38       0.42
Net Gains on
   Securities (Both
   Realized and
   Unrealized)           2.54       3.05      1.53       1.14      0.02      1.33       1.38       0.81       1.43       1.01
                       --------------------------------------------------------------------------------------------------------
Total from
   Investment
   Operations            2.92       3.40      1.94       1.56      0.38      1.64       1.66       1.17       1.81       1.43
                       --------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from
   Net Investment
   Income                0.38       0.35      0.41       0.42      0.36      0.32       0.29       0.34       0.40       0.39






In Excess of Net
   Investment Income     0.00+         0.00        0.00         0.00        0.11       0.00       0.00      0.00      0.00     0.00
Distributions from
   Capital Gains          1.67         0.95        0.24         0.54        0.12       0.46       0.44      0.48      0.90     0.14
                       -------------------------------------------------------------------------------------------------------------
Total Distributions       2.05         1.30        0.65         0.96        0.59       0.78       0.73      0.82      1.30     0.53
                       -------------------------------------------------------------------------------------------------------------
Net Asset Value -
   End of Period        $16.18       $15.31      $13.21       $11.92      $11.32     $11.53     $10.67    $ 9.74     $9.39    $8.88
                       =============================================================================================================
TOTAL RETURN             20.55%       27.33%      16.54%       14.79%       3.24%     15.66%     17.04%    13.06%    21.08%   18.45%

RATIOS
Net Assets -
   End of Period
   ($000 Omitted)    $5,080,735   $4,574,675  $4,170,536  $4,009,609   $3,913,322  $3,412,527 $2,092,955  $881,226 $572,373 $399,538
Ratio of Expenses
   to Average Net
   Assets#               0.90%@       0.95%@      0.93%@       0.94%        0.92%       0.96%      0.98%     0.94%    0.76%    0.78%
Ratio of Net
   Investment Income
   to Average
   Net Assets#            2.35%        2.54%       3.17%       3.61%        3.11%       2.94%      2.75%     3.92%    4.14%    5.08%
Portfolio Turnover
   Rate                     58%          47%         63%         54%          56%        121%       119%      104%     132%     124%

+ Distributions in excess of net investment income for the year ended June 30, 1998 aggregated less than $0.01 on a per share basis.

# Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended June 30, 1998, 1997, 1996, 1995, 1994 and 1993. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.90%, 0.98%, 0.96%, 0.97%, 0.95% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 2.35%, 2.51%, 3.14%, 3.58%, 3.08% and 2.92%, respectively.


@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

INVESTMENT OBJECTIVE AND STRATEGY


        The Fund seeks the best possible current income while following sound investment practices. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in preferred stocks and convertible bonds. There is no maximum limit on the amount of equity or debt securities in which the Fund may invest. There is no assurance that the Fund's investment objective will be met.

        The Fund's investments in equity securities are limited to those that are readily marketable in the United States. These securities include American Depository Receipts ("ADRs"), which represent shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

        The Fund's investment portfolio is actively traded. Economic conditions and market circumstances vary from day to day; securities may be bought and sold relatively frequently as their suitability for the Fund's portfolio changes. This policy may result in increased brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.


        When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality corporate bonds, notes or U.S. government obligations, or money market instruments such as commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.


INVESTMENT POLICIES AND RISKS


        Investors generally should expect to see the price per share of the Fund vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different securities and industries; this diversification may help reduce the Fund's overall exposure to particular investment and market risks, but cannot eliminate these risks.

         Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failure affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

        Debt Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their credit risk as estimated by independent services such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "Market risk" refers to interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, prices of bonds generally increase.

        The lower a bond's quality, the more it is subject to credit risk and market risk, and the more speculative it becomes. This is also true of most unrated debt securities. Therefore, the Fund does not invest in obligations it believes to be highly speculative. Corporate bonds rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P ("investment grade") enjoy strong to adequate capacity to pay principal and interest. No more than 15% of the Fund's total assets may be invested in issues rated below investment grade quality (commonly called "junk bonds" and rated BB or below by S&P or Ba or below by Moody's); these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never, under any circumstances, does the Fund invest in bonds rated below Caa by Moody's or CCC by S&P. Bonds rated Caa or CCC may be in default or there may be present elements of danger with respect to payment of principal or interest. While INVESCO continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, the Fund may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. For more information on debt securities and the foregoing corporate bond rating categories, see the Statement of Additional Information.

        For the fiscal year ended June 30, 1998, the following percentages of the Fund's total assets were invested in corporate bonds rated investment grade by Moody's or S&P at the time they were purchased: AAA--0.00%; AA--0.10%; A--3.09%; and BBB--3.67%, and the following percentages were invested in corporate bonds rated below investment grade at the time of purchase: BB--2.89%; B--5.20%; CCC--0.25%; and D--0.00%. Finally, 0.41% of total assets were invested in unrated corporate bonds. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. Keep in mind that the Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Fund's actual holdings or quality ratings as of June 30, 1998.

         The Fund's investments in debt securities may include investments in zero coupon bonds, step-up bonds and asset-backed securities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Because they are extremely responsive to changes in interest rates, the market prices of both zeros and step-up bonds may be more volatile than the market prices of other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments may be received, which could reduce the amount of cash available for investment by the Fund. Asset-backed securities generally represent interests in pools of consumer loans and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported, at least in part, by letters of credit or other credit enhancements. The underlying loans are subject to prepayments that may shorten the securities' weighted average life and may lower their returns.

        Foreign Securities. The Fund's investments in debt obligations may include securities issued by foreign governments and foreign corporations. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and ADRs are not subject to this 25% limitation. Investments in foreign securities involve certain risks.

        For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. The Fund attempts to minimize these risks by limiting its investments in foreign securities to those which are denominated and pay interest in U.S. dollars.


        Other aspects of international investing to consider include:

        -less publicly available information than is generally available about U.S. issuers;

        -differences in accounting, auditing and financial reporting standards;

        -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

        -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and


        -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

        There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility the Fund may experience difficulties in pursuing legal remedies and collecting judgments.


        ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


        Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub- currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

        The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

        Rule 144A Securities. The Fund may not purchase securities that are not readily marketable. However, the Fund may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") if a liquid trading market exists. The Fund's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

         Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security, if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve

System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

        Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

        Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in a single company and to 25% the portion that may be invested in any one industry.

        For a further discussion of risks associated with an investment in the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT

        The Fund is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end management investment company. It was incorporated on March 20, 1959, under the laws of Maryland and first publicly offered shares on February 1, 1960.


        The Fund's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the investment adviser. Under an agreement with the Fund, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

        INVESCO and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc. that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of June 30, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of over 878,000 shareholders.

     Prior to February 3, 1998, Institutional Trust Company doing business as INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund; termination of ITC's sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services. INVESCO now provides such day-to-day portfolio management services.


        The  following   managers  share   responsibility   for  the  day-to-day
management of the Fund's holdings:


        Charles P. Mayer has served as co-portfolio manager for the Fund since 1993, focusing on equity investments. He is also co- portfolio manager of INVESCO Balanced Fund and INVESCO-VIF Industrial Income Portfolio. Mr. Mayer began his investment career in 1969 and is now a senior vice president of INVESCO; from 1994 to 1998 he was a senior vice president of ITC; from 1993 to 1994, he was a vice president of ITC. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. B.A., St. Peter's College; M.B.A., St. John's University.

        Donovan J. (Jerry) Paul has served as co-portfolio manager for the Fund since 1994, focusing on fixed-income investments. He also is the portfolio manager of INVESCO High Yield Fund, INVESCO Select Income Fund, and INVESCO VIF-High Yield Portfolio, as well as co-portfolio manager of INVESCO Short-Term Bond Fund, INVESCO VIF-Industrial Income Portfolio and INVESCO Balanced Fund. A senior vice president of INVESCO since 1998 and ITC from 1994 to 1998, he entered the investment management industry in 1976. Mr. Paul's career includes these highlights: From 1989 to 1992, he served as senior vice president and director of fixed-income research, and from 1987 to 1992, as portfolio manager, with Stein, Roe & Farnham Inc. From 1993 to 1994, he was president of Quixote Investment Management, Inc. B.B.A., University of Iowa; M.B.A., University of Northern Iowa; Chartered Financial Analyst; Certified Public Accountant.

        INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

         The Fund pays INVESCO a monthly management fee that is based upon a percentage of the Fund's average net assets determined daily. Effective May 15, 1997, the management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; 0.50% on the Fund's average net assets over $700 million but less than $2 billion; 0.45% on the Fund's average net assets over $2 billion but less than $4 billion; and 0.40% on the Fund's average net assets over $4 billion. From October 15, 1992 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.45% of the average net assets of the Fund in excess of $2 billion pursuant to a commitment to the Fund. In addition, from October 21, 1993 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.40% of the average net assets of the Fund in excess of $4 billion pursuant to a commitment to the Fund. In addition, effective May 15, 1997, the above two voluntary expense limitations became mandatory, and INVESCO voluntarily reduced management fees on the Fund's daily net assets over $5 billion. For the fiscal year ended June 30, 1998, investment advisory fees paid by the Fund amounted to 0.47% of the Fund's average net assets. In the absence of such voluntary expense limitation, the investment advisory fees paid by the Fund for the fiscal year ended June 30, 1998, would have been 0.47% of the Fund's average net assets.

        Under a Distribution Agreement, IDI provides services related to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

        Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

        Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping and internal sub- accounting services for the Fund. For the fiscal year ended June 30, 1998, the Fund paid INVESCO a fee for these services equal to 0.015% of the Fund's average net assets.

        The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI and other service providers, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably expected failures.

        The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset arrangements but after INVESCO absorbed certain expenses) for the fiscal year ended June 30, 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.90% of the Fund's average net assets. However, in the absence of the voluntary expense limitation discussed above, the total expenses of the Fund for the year ended June 30, 1998, would have been 0.90% of the Fund's average net assets.

        INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.


FUND PRICE AND PERFORMANCE


        Determining Price. The value of your investment in the Fund may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m. New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of shares outstanding.


        Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five-, and ten-year periods. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited.


        The yield of the Fund refers to the income generated by an investment in the Fund over a 30 day or one-month period and is calculated by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.


        When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Equity Income Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

        Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


        The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.

        INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.


                                       HOW TO BUY SHARES
======================================================================================
Method                           Investment Minimum               Please Remember
--------------------------------------------------------------------------------------

By Check
Mail to:                         $1,000 for regular               If your check does
INVESCO Funds                    account;                         not clear, you will
Group, Inc.                      $250 for an IRA;                 be responsible for
P.O. Box 173706                  $50 minimum for                  any related loss
Denver, CO 80217-                each subsequent                  the Fund or INVESCO
3706.                            investment.                      incurs. If you are
Or you may send                                                   already a
your check by                                                     shareholder in the
overnight courier                                                 INVESCO funds, the
to: 7800 E. Union                                                 Fund may seek
Ave.,                                                             reimbursement from
Denver, CO 80237.                                                 your existing
                                                                  account(s) for any
                                                                  loss incurred.
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085              $1,000.                          Payment must be
to request your                                                   received within 3
purchase. Then send                                               business days, or
your check by                                                     the transaction may
overnight courier                                                 be canceled. If a
to our street                                                     telephone purchase
address:                                                          is canceled due to
7800 E. Union Ave.,                                               nonpayment, you
Denver, CO 80237.                                                 will be responsible
Or you may transmit                                               for any related
your payment by                                                   loss the Fund or
bank wire (call                                                   INVESCO incurs. If
INVESCO for                                                       you are already a
instructions).                                                    shareholder in the
                                                                  INVESCO funds,
                                                                  the  Fund  may
                                                                  seek
                                                                  reimbursement
                                                                  from      your
                                                                  existing
                                                                  account(s) for
                                                                  any       loss
                                                                  incurred.
--------------------------------------------------------------------------------------
With EasiVest Or
Direct Payroll
Purchase
You may enroll on                $50 per month for                Like all regular
the fund                         EasiVest; $50 per                investment plans,
application, or                  pay period for                   neither EasiVest
call us for the                  Direct Payroll                   nor Direct Payroll
correct form and                 Purchase. You may                Purchase ensures a
more details.                    start or stop your               profit or protects
Investing the same               regular investment               against loss in a
amount on a monthly              plan at any time,                falling market.
basis allows you to              with two weeks'                  Because you'll
buy more shares                  notice to INVESCO.               invest continually,
when prices are low                                               regardless of
and fewer shares                                                  varying price
when prices are                                                   levels, consider
high. This "dollar-                                               your financial
cost averaging" may                                               ability to keep
help offset market                                                buying through low
fluctuations. Over                                                price levels. And
a period of time,                                                 remember that you
your average cost                                                 will lose money if
per share may be                                                  you redeem your
less than the                                                     shares when the
actual average                                                    market value of all
price per share.                                                  your shares is less
                                                                  than their cost.
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
By PAL(R)
Your "Personal                   $1,000; $250 for an              Be sure to write
Account Line" is                 IRA.                             down the
available for                                                     confirmation number
subsequent                                                        provided by PAL.
purchases and                                                     Payment must be
exchanges 24-hours                                                received within 3
a day. Simply call                                                business days, or
1-800-424-8085.                                                   the transaction may
                                                                  be   canceled.
                                                                  If a telephone
                                                                  purchase    is
                                                                  canceled   due
                                                                  to nonpayment,
                                                                  you   will  be
                                                                  responsible
                                                                  for        any
                                                                  related   loss
                                                                  the   Fund  or
                                                                  INVESCO
                                                                  incurs. If you
                                                                  are  already a
                                                                  shareholder in
                                                                  the    INVESCO
                                                                  funds,     the
                                                                  Fund  may seek
                                                                  reimbursement
                                                                  from      your
                                                                  existing
                                                                  account(s) for
                                                                  any       loss
                                                                  incurred.
--------------------------------------------------------------------------------------
By Exchange
Between this and                 $1,000 to open a                 See "Exchange
another of the                   new account; $50                 Policy" below.
INVESCO funds. Call              for written
1-800-525-8085 for               requests to
prospectuses of                  purchase additional
other INVESCO                    shares for an
funds. You may also              existing account.
establish an                     (The exchange
Automatic Monthly                minimum is $250 for
Exchange service                 purchases requested
between two INVESCO              by telephone.)
funds; call INVESCO
for further details
and the correct
form.
======================================================================================


        Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

        Please note these policies regarding exchanges of fund shares:

        1)     The fund accounts must be identically registered.

        2) You may make four exchanges out of each fund during each calendar year.

        3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


        4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

        5) Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under
               Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

        Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors of the Fund in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         In addition, other permissible activities and services include advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Fund and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

        Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payments by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other mutual fund advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Fund's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.


FUND SERVICES


        Shareholder Accounts. INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


        Transaction Confirmations.  You will receive detailed  confirmations of
individual  purchases,   exchanges,  and  redemptions.  If  you  choose  certain
recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

         Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.


        Reinvestment of Distributions. Dividends and capital gain distributions are automatically reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).


        Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.


        Retirement Plans and IRAs. Fund shares may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES

        The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

        Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                                      HOW TO SELL SHARES
======================================================================================
Method                           Minimum Redemption              Please Remember
--------------------------------------------------------------------------------------

By Telephone
Call us toll-free                $250 (or, if less,               These telephone
at 1-800-525-8085.               full liquidation of              redemption
                                 the account) for a               privileges may be
                                 redemption check;                modified or
                                 $1,000 for a wire                terminated in the
                                 to bank of record.               future at the
                                 the maximum amount               discretion of
                                 which may be                     INVESCO.
                                 redeemed by
                                 telephone is
                                 generally $25,000.

--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
In Writing
Mail your request                Any amount. The                  If the shares to be
to INVESCO Funds                 redemption request               redeemed are
Group, Inc., P.O.                must be signed by                represented by
Box 173706                       all registered                   stock certificates,
Denver, CO 80217-                account owners.                  the certificates
3706. You may also               Payment will be                  must be sent to
send your request                mailed to your                   INVESCO.
by overnight                     address of record
courier to 7800 E.               or to a pre-
Union Ave., Denver,              designated bank.
CO 80237.
--------------------------------------------------------------------------------------
By Exchange
Between this and                 $1,000 to open a                 See "Exchange
another of the                   new account; $50                 Policy," page 21.
INVESCO funds. Call              for written
1-800-525-8085 for               requests to
prospectuses of                  purchase additional
other INVESCO                    shares for an
funds. You may also              existing account.
establish an                     (The exchange
automatic monthly                minimum is $250 for
exchange service                 exchanges requested
between two INVESCO              by telephone.)
funds; call INVESCO
for further details
and the correct
form.
--------------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to               $100 per payment,                you must have at
request the                      on a monthly or                  least $10,000 total
appropriate form                 quarterly basis.                 invested with the
and more                         the redemption                   INVESCO funds, with
information at 1-                check may be made                at least $5,000 of
800-525-8085.                    payable to any                   that total invested
                                 party you                        in the fund from
                                 designate.                       which withdrawals
                                                                  will be made.
--------------------------------------------------------------------------------------
Payment to Third
Party
Mail your request                Any amount.                      All registered
to INVESCO Funds                                                  account owners must
Group, Inc., P.O.                                                 sign the request,
Box 173706                                                        with a signature
Denver, CO 80217-                                                 guarantee from an
3706.                                                             eligible guarantor
                                                                  financial
                                                                  institution,
                                                                  such    as   a
                                                                  commercial
                                                                  bank        or
                                                                  recognized
                                                                  national    or
                                                                  regional
                                                                  securities
                                                                  firm.
--------------------------------------------------------------------------------------

         While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

        Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

        If you participate in Easivest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further easivest purchases unless you instruct us otherwise.

        Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.


TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

        Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of all net investment income to shareholders allows the fund to maintain its tax status as a regulated investment company. The fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

        Shareholders must include all dividends and other distributions as taxable income for federal, state, and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

        Net realized capital gains of the Fund are classified as short-term or long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at a maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS restructuring and Reform Act of 1998, signed into law on July 24,

1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Fund.

        Shareholders may realize capital gains or losses when they sell their fund shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

        The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Fund.

        Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gains and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

        We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

        Dividends And Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on an annual or semiannual basis, at the discretion of the company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

        In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. if total gains on sales exceed total losses (including losses carried forward from previous years), the fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

         Dividends and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to a distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION

        Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Fund is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of
Incorporation, the board of directors will call special meetings of shareholders. directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The fund will assist shareholders in communicating with other shareholders as required by the investment company act of 1940.

                                               PROSPECTUS
                                               NOVEMBER 1, 1998

                                               INVESCO INDUSTRIAL INCOME FUND

                                               A  no-load  mutual  fund  seeking
                                               current   income   with   capital
                                               growth as an additional factor.

INVESCO FUNDS

INVESCO Distributors, Inc.(SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(Registered): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents                     You should know what INVESCO
filed by the Company with                      knows.(TM)
the Securities and Exchange
Commission can be located                      INVESCO FUNDS
on a web site maintained
by the Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 1998

                             INVESCO INDUSTRIAL INCOME FUND, INC.

Address:                                    Mailing address:

7800 E. Union Avenue                        Post Office Box 173706
Denver, Colorado  80237                     Denver, Colorado  80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------

        INVESCO INDUSTRIAL INCOME FUND, INC. (the "Fund") is a no-load, open-end, diversified investment management company. The Fund's investment objective is to seek the best possible current income while following sound investment practices. Capital growth potential is a secondary factor in the selection of portfolio securities of the Fund. The fund will pursue this objective by investing its assets in securities with the potential to provide a relatively high yield and stable return and which, over a period of years, may also provide capital appreciation.

        A Prospectus for the Fund dated November 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

                           TABLE OF CONTENTS                             PAGE


INVESTMENT POLICIES AND RESTRICTIONS                                      32

THE FUND AND ITS MANAGEMENT                                               36

HOW SHARES CAN BE PURCHASED                                               47

HOW SHARES ARE VALUED                                                     50

FUND PERFORMANCE                                                          51

SERVICES PROVIDED BY THE FUND                                             53

TAX-DEFERRED RETIREMENT PLANS                                             54

HOW TO REDEEM SHARES                                                      54

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES                                  55

INVESTMENT PRACTICES                                                      57

ADDITIONAL INFORMATION                                                    59

APPENDIX A                                                                62

INVESTMENT POLICIES AND RESTRICTIONS

        In pursuing its investment objective, the Fund endeavors to select and purchase securities providing reasonably secure dividend or interest income. sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. Acquiring warrants involves a risk that the Fund will lose the premium it pays to acquire warrants if the Fund does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of non-convertible debt securities, including non-investment grade and unrated debt securities.


        Debt Securities. As discussed in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the straight debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a straight debt security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of the Mcgraw-Hill Companies, Inc. ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Fund's debt securities, will also increase the credit risk to which those debt securities are subject.

        Lower rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Fund's investments have generally been limited to debt securities rated b or higher by either Moody's or S&P. Debt securities rated lower than B by either Moody's or S&P may be highly speculative. The fund's investment adviser intends to limit such Fund investments to straight debt securities which the adviser believes are highly speculative and which are rated at least Caa or CCC, respectively, by Moody's or S&P. A significant economic downturn or major increase in interest rates may well result in issuers of lower rated debt securities experiencing increased financial stress which would adversely affect their ability to meet their obligations to pay principal and interest, to meet projected business goals, and to obtain additional financing. While the Fund's investment adviser attempts to limit purchases of lower rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. Bonds rated Caa by Moody's may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are lower rated by S&P (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and ccc a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, please refer to Appendix A.

        Repurchase Agreements. As discussed in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the Fund may invest in repurchase agreements with respect to instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers or registered government securities dealers, which are believed to be creditworthy under standards established by the Fund's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. The Fund's board of directors monitors the Fund's repurchase agreement transactions.

        The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent, the Fund may experience costs and delays in realizing on the collateral. While INVESCO Funds Group, Inc. ("INVESCO") acknowledges these risks, it is expected that the risks can be minimized through careful monitoring procedures.

        Restricted/144A Securities. The Fund may invest in restricted securities that can be resold to institutional investors pursuant to rule 144A and the Securities Act of 1933 ("Rule 144A Securities").

        Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund could affect adversely the marketability of such security and the Fund might be unable to dispose of such security promptly or at reasonable prices.

        In recent years, a large institutional market has developed for Rule 144A Securities. institutional investors will not generally seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Securities Lending. As discussed in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the Fund also may lend its portfolio securities to qualified brokers, dealers, banks, or other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. the Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements.

        Investment Restrictions. As described in the section of the Fund's Prospectus entitled "Investment Policies and Risks," the Fund operates under certain fundamental investment restrictions. For purposes of the following limitation, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the fund.

        The second and third restrictions set forth below are contained in the Fund's charter and may not be changed without prior approval by the holders of two-thirds of the outstanding shares of the Fund. The Fund's other investment restrictions may not be changed without the prior approval of the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 act. Under these restrictions, the Fund may NOT:


        (1)    issue preference shares or create any funded debt;

        (2)    sell short or buy on margin;

        (3) borrow money in excess of 5% of the value of its total net assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes;

        (4)    buy  or  sell  real  estate,  commodities,   commodity  contracts
               (however, the Fund may purchase securities of companies investing in real estate);

        (5)    invest in securities of any other investment company except for a
               purchase   or   acquisition   in   accordance   with  a  plan  of
               reorganization, merger or consolidation;

        (6) invest in any company for the purpose of exercising control or management;

        (7)    buy other than readily marketable securities;

        (8) purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

        (9)    engage in the underwriting of any securities;

        (10) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total net assets (taken at current value);

        (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment supervisor, as a group, own more than 5% of such securities; or

        (12) invest more than 25% of the value of the Fund's assets in one particular industry.

        The Fund has no written policy regarding the writing of put and call options but has not engaged in such practices and does not anticipate doing so.

        With respect to investment restriction (7) above, the board of directors has delegated to the Fund's investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and whether or not such securities are subject to restriction (7) above. under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A Security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

        In applying restriction (12) above, the Fund uses a modified s&p industry code classification schema which uses various sources to classify securities.


        Under the 1940 Act, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of duties of their office.

THE FUND AND ITS MANAGEMENT

        The Fund. The Fund was incorporated under the laws of Maryland on March 20, 1959.


        The Investment Adviser.   INVESCO  Funds  Group,   Inc.,  a  Delaware
corporation ("INVESCO"), is employed as the Fund's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Blue Chip Growth Fund, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

        Prior to February 3, 1998, Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), provided sub-advisory services to the Funds. Effective February 3, 1998, ITC no longer provided sub-advisory services to the Funds, INVESCO provides such day-to-day portfolio management services as the investment adviser to the Funds. This change did not change the basis upon which investment advice is provided to the Funds, the cost of those services to the funds or the persons actually performing the investment advisory and other services previously provided by ITC.

        The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual Funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

        INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and as of June 30, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, on behalf of 878,073 shareholders.

        AMVESCAP PLC'S North American subsidiaries include the following:

        --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

        --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

        --ITC of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts
(IRAS) and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. itc accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

        --INVESCO Capital Management, Inc. of Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment Funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of one registered investment company.


        --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

        --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

        --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.


        --INVESCO (NY), Inc. of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans,
Taft-Hartley plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

        --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


        --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies that issue variable annuity and/or variable life contracts.


        --A I M DistributorS, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

        The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.


        As indicated in the Fund's Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

        In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO.

        Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement dated February 28, 1997 (the
"Agreement") with the Fund which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund or INVESCO at a meeting called for such purpose. The Agreement was approved by the Fund's shareholders on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the fund's board of directors to May 15, 1999. Thereafter, the agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or the Fund upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

        The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

        As full compensation for its advisory services to the Fund, INVESCO receives a monthly fee. Effective may 15, 1997, the fee is computed at the annual rate of: 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; 0.50% of the Fund's average net assets in excess of $700 million but less than $2 billion; 0.45% on the Fund's average net assets in excess of $2 billion but less than $4 billion; and 0.40% on the Fund's average net assets in excess of $4 billion. October 15, 1992 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.45% of the average net assets of the Fund in excess of $2 billion. In addition, effective October 21, 1993 through May 14, 1997, INVESCO voluntarily waived that portion of its fee which exceeded 0.40% of the average net assets of the Fund in excess of $4 billion. In addition, effective May 15, 1997, INVESCO voluntarily reduced management fees on the Fund's daily net assets over $5 billion. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid INVESCO (prior to the voluntary absorption of certain Fund expenses by INVESCO) advisory fees of $23,205,917, $21,791,002 and $21,541,300, respectively.

        Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996 by a vote cast in person by all of the directors of the Fund, including all of the directors who are not "Interested Persons" of the Fund or INVESCO at a meeting called for such purpose. The Administrative Agreement is for an initial term expiring February 28, 1998, and has been continued by action of the board of directors until May 15, 1999. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, including a majority of the directors who are not parties to the administrative agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.

        The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (b) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

        As full compensation for services provided under the Administrative Agreement, the Fund pays a fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. During the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid INVESCO administrative services fees in the amount of $748,034, $648,015 and $640,468, respectively.

        Transfer Agency Agreement.   INVESCO  also  performs  transfer  agent,
dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Fund, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

        The Transfer Agency Agreement provides that the Fund shall pay to INVESCO a fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants at any given time. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid INVESCO transfer agency fees of $6,122,313, $6,785,271 and $5,698,274, respectively.

        Officers and Directors of the Fund. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs are carried out and that the Fund is properly administered. The officers of the Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

        All of the officers and directors of the Fund hold comparable positions with INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO
Blue Chip Growth Fund, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc. all of the directors and officers of the Fund also serve as trustees of INVESCO Value Trust and INVESCO Treasurer's Series Trust. Set forth below is information with respect to each of the Fund's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217- 3706. Their affiliations represent their principal occupations during the past five years.

        CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

        FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

         VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State

University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank FUnd, Inc. and the Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.


        BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-Dece,ber 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.


        LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of Interfirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

        WENDY  L.  GRAMM,   PH.D.,**@  Director.   Self-employed  (since  1993);
Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, Administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a Director of the Chicago Mercantile Exchange, Enron Corporation, IBP, inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born:
January 10, 1945.

        KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of the Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of the Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

        JOHN W. MCINTYRE,+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, suite 100, Atlanta, Georgia. Born: September 14, 1930.

        LARRY SOLL, PH.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 TO 1994), Chief Executive Officer (1982 TO 1989 and 1993 to 1994) and President (1982 TO 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

        MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBank Advisors, Inc. (1995 TO 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

        GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 TO April 1995) of INVESCO; Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, Employee of a U.S. Regulatory Agency, Washington, D.C. (June 1973 Through May
1989). Born: September 25, 1947.

        RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

        WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and oF IDI (since 1997); Trust Officer of ITC (1995 to
1998); and formerly (August 1992 to July 1995) Vice President of INVESCO. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990.
Born: August 21, 1956.

        ALAN I. WATSON,  Assistant  Secretary.  Vice President of INVESCO (since
1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

        JUDY P. WIESE,  Assistant  Treasurer.  Vice  President of INVESCO (since
1984). Formerly, Trust Officer of ITC. Born: February 3, 1948.

        *These directors are "interested persons" of the Fund as defined in the 1940 Act.

        #Member of the audit committee of the Fund.

        @Member of the derivatives committee of the Fund.

        @@Member of the soft dollar  brokerage  committee of the Fund.

         +Member of the executive committee of the Fund. On occasion, the executive committee acts upon the current and ordinary business of the Fund between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the board of directors.

        **Member of the management liaison committee of the Fund.

        As of October 19, 1998, officers and directors of the Fund, as a group, beneficially owned less than 1% of the Fund's outstanding shares.


DIRECTOR COMPENSATION


        The following table sets forth, for the fiscal year ended June 30, 1998, the compensation paid by the Fund to its independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as fund expenses with respect to the defined benefit deferred compensation plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Distributors, Inc. and INVESCO (including the Fund), INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1997. As of December 31, 1997, there were 49 funds in the INVESCO Complex.



                                                                                         TOTAL
                                                                                     COMPENSA-
                                                  BENEFITS         ESTIMATED         TION FROM
                               AGGREGATE        ACCRUED AS            ANNUAL           INVESCO
                               COMPENSA-           PART OF          BENEFITS           COMPLEX
                               TION FROM              FUND              UPON           PAID TO
                                 FUND(1)       EXPENSES(2)     RETIREMENT(3)      DIRECTORS(1)

Fred A. Deering,                 $12,933           $11,683           $ 7,497          $113,350
Vice Chairman of
  the Board

Victor L. Andrews                 12,283            11,040             8,678            92,700

Bob R. Baker                      13,314             9,859            11,630            96,050

Lawrence H. Budner                11,623            11,040             8,678            91,000

Daniel D. Chabris(4)              12,371            11,934             6,476            89,350

Wendy L. Gramm                    10,388                 0                 0            39,000

Kenneth T. King                   10,728            12,133             6,800            94,350

John W. McIntyre                  10,967                 0                 0           104,000

Larry Soll                        10,967                 0                 0            78,000
                                 -------           -------           -------           -------

Total                           $105,574           $67,689           $49,759          $797,800

% of Net Assets               0.0021%(5)        0.0013%(5)                          0.0046%(6)

        (1)The Vice Chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees of each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


       (2)Represents benefits accrued with respect to the defined benefit deferred compensation plan discussed below, and not compensation deferred at the election of the directors.


        (3)These figures represent the fund's share of the estimated annual benefits payable by the INVESCO complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the Funds in the INVESCO complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. this results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Mr. McIntyre and Drs. Soll and Gramm, each of these directors has served as a director of one or more of the Funds in the INVESCO complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

        (4)Mr. Chabris retired as a director effective September 30, 1998.

        (5)Total as a percentage of the Fund's net assets as of June 30, 1998.

        (6)Total as a percentage of the net assets of the INVESCO complex as of December 31, 1997.

        Messrs. Brady and Williamson, as "interested persons" of the Fund and of the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or other funds in the INVESCO Complex for their services as directors.

        The boards of directors/trustees of the mutual funds managed by INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the Funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally at the retirement age of 72 or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). if a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. if a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. the cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998. The fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

        The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts are being invested in shares of all of the INVESCO funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO FUND.

        The Fund has an audit committee that is comprised of four of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

        The Fund has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Fund, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

        The Fund has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Fund, and to review policies and procedures of the Fund's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Fund's board of directors.

        The Fund has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by the Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Fund's board of directors.

HOW SHARES CAN BE PURCHASED

        The Fund's shares are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. the net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. see "How Shares Are Valued."


        The Fund has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

        IDI acts as the Fund's distributor under a distribution agreement with the fund and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of the fund's shares on a no-load basis.

        Distribution Plan. As discussed in the section of the Fund's Prospectus entitled "How To Buy Shares - Distribution Expenses," the Fund has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990. The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended june 30, 1998 the fund made payments to INVESCO (the predecessor of IDI as distributor of shares of the Fund) and IDi under the 12b-1 plan (prior to the voluntary absorption of certain fund expenses by INVESCO) in the amount of $12,162,095. In addition, as of June 30, 1998, $1,038,123 of additional distribution accruals had been incurred by the Fund, and will be paid to IDI during the fiscal year ended June 30, 1999. as noted in the Prospectus, one type of expenditure is the payment of compensation to securities companies, and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Fund does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

        For the fiscal year ended June 30, 1998, allocations of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- $3,264,533; sales literature, printing and postage -- $786,905; direct mail -- $1,058,990; public relations/promotion -- $287,465; compensation to securities dealers and other organizations -- $5,381,075; marketing personnel -- $1,383,127.


        The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.


        The plan was approved on April 17, 1990, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the fund nor have any financial interest in the operation of the plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the plan effective january 1, 1997, to convert the plan to a compensation type 12b-1 plan. This amendment of the plan did not result in increasing the amount of the Fund's payments thereunder. Pursuant to authorization granted by the Fund's board of directors on September 2, 1997, a new Plan became effective on September 30, 1997, under which IDI assumed all obligations related to distribution from INVESCO. The Plan was continued by action of the board of directors until May 15, 1999.

        The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Fund cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Fund, vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Fund, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors, or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

        To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.


        Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.


        The only  directors or  interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund And Its Management - Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Fund believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:


        (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

        (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;


        (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:


               (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),

               (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


               (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

        (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


        As described in the section of the Fund's Prospectus entitled "Fund Price And Performance" the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


        The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter markets for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase normally are valued at amortized cost.


        The values of securities held by the Fund and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security.


FUND PERFORMANCE


        As discussed in the section of the Fund's Prospectus entitled "Fund Price And Performance," the Fund advertises its yield and total return performance. In calculating yield quotations for the Fund, interest earned is determined by computing yield to maturity (or yield to call, if applicable) of each obligation held by the Fund, based upon the market value of each obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to an obligation purchased during the month, the purchase price plus accrued interest. The resultant yield to maturity is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is in the Fund (assuming that each month has 30 days). Dividends received held by the Fund are recognized, for purposes of yield calculations, on a daily accrual basis. The Fund's yield for the 30 days ended June 30, 1998, was 2.60%.

        Average annual total return performance for the one-, five- and ten-year periods ended June 30, 1998, was 20.55%, 16.21% and 16.62%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T) exponent n = ERV

where:         P = initial payment of $1000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of initial payment

        The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period.

        In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

        In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the "Equity Income Funds" mutual fund grouping, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

        American Association of Individual Investors' Journal
        Banxquote
        Barron's
        Business Week
        CDA Investment Technologies
        CNBC
        CNN
        Consumer Digest
        Financial Times
        Financial World
        Forbes
        Fortune
        Ibbotson Associates, Inc.
        Institutional Investor
        Investment Company Data, Inc.
        Investor's Business Daily

        Kiplinger's Personal Finance
        Lipper Analytical Services, Inc.'s Mutual Fund Performance
         Analysis
        Money
        Morningstar
        Mutual Fund Forecaster
        No-Load Analyst
        No-Load Fund X
        Performance Analysis
        Personal Investor
        Smart Money
        The New York Times
        The No-Load Fund Investor
        U.S. News and World Report
        United Mutual Fund Selector
        USA Today
        Wall Street Journal
        Wiesenberger Investment Companies Services
        Working Woman
        Worth

SERVICES PROVIDED BY THE FUND

        Periodic Withdrawal Plan. As described in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.

        The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.


        Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

        Exchange Policy. As discussed in the section of the Prospectus entitled "How To Buy Shares - Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this

Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a NEW account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


        As described in the section of the Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES

        Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.


        The Fund has authorized brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


        It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        The Fund intends to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified in the fiscal year ended June 30, 1998, and intends to qualify during the current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

        Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.

        Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

        All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

        INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of a fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.


        If the Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

        The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

        Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


        The Fund may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

        Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


        Portfolio Turnover. There are no fixed limitations regarding the Fund's portfolio turnover. Since the Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. Portfolio turnover rates for the fiscal years ended June 30, 1998, 1997 and 1996 were 58%, 47% and 63%, respectively. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

        Placement of Portfolio Brokerage. INVESCO, as the Fund's investment adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread, or discount available.

        Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund.

        In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO, consistent with the standard of seeking to obtain the best execution of portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

        Portfolio transactions may be effected through qualified brokers and dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified brokers and dealers.

        Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum

Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Fund's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub- transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b- 1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub- transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit may be applied against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, or against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Fund's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan in compensation of expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

        The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended June 30, 1998, 1997 and 1996 were $6,092,269, $4,594,928 and $4,668,404, respectively. For the fiscal year ended June 30, 1998, brokers providing research services received $2,135,896 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,932,746,961. As a result of selling shares of the Fund, brokers received $15,000 in commissions on portfolio transactions effected for the Fund during the fiscal year ended June 30, 1998.

        At June 30, 1998, the Fund held securities of its regular brokers or dealers, or their parents, as follows:


                                                           Value of Securities
Broker or Dealer                                                At 6/30/98

Sears Roebuck Acceptance                                     $ 89,009,000.00
American Express Credit                                      $ 22,690,000.00
Cigna Corp.                                                  $ 43,447,000.00
General Electric Capital                                     $ 28,000,000.00
General Electric                                             $127,400,000.00
General Motors Acceptance                                    $ 11,781,250.00
Ford Motor Credit                                            $ 44,250,000.00
Donaldson Lufkin & Jenrette Securities                       $  5,985,953.98
Lehman Brothers Holdings                                     $  4,192,263.84

        INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Fund and any broker or dealer that executes transactions for the Fund.


ADDITIONAL INFORMATION


        Common Stock. The Fund has one billion authorized shares of common stock with a par value of $1.00 per share. As of June 30, 1998, 313,928,706 of the Fund's shares of common stock were outstanding. All shares are of one class with equal rights as to voting, dividends and liquidation. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. Shares have no preemptive rights and are freely transferable on the books of the Fund.


        Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors may call annual or special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Fund's Articles of Incorporation, or at their discretion.

        PRINCIPAL SHAREHOLDERS. As of September 30, 1998, the following entities held more than 5% of the Fund's outstanding equity securities.


                                        Amount and                 Class and
                                        Nature of                  Percent
Name and Address                        Ownership                  of Class
----------------                        ----------                 ---------
Charles Schwab & Co., Inc.              41,099,709.9110            13.58%
Special Custody Acct for the
Exclusive Beenfit of Customers
Attn: Mutual Funds
101 Montgomerey Street
San Francisco, CA 94104-4122



        Independent Accountants. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

        Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.


        Transfer Agent. The Fund is provided with transfer agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

        Reports to Shareholders. The Fund's fiscal year ends on June 30. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

        Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Fund.


        Financial Statements. The Fund's audited financial statements and the notes thereto for the fiscal year ended June 30, 1998 and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1998.


        Prospectus. The Fund will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

        Registration Statement. This Statement of Additional Information and the related Prospectus do not contain all of the information set forth in the
Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX A

BOND RATINGS

        The following is a description of Moody's and S&P's bond ratings:

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                                  PART C.  OTHER INFORMATION

Item 24.       Financial Statements and Exhibits


               (a)    Financial Statements:
                                                                                Page in
                                                                                Prospectus
                                                                                ----------
                      (1)    Financial  statements  and  schedules
                             included  in Prospectus
                             (Part A):

                             Financial  Highlights  for each of                     9
                             the ten years in the period ended
                             June 30, 1998.

                                                                                Page in
                                                                                Statement
                                                                                of Addi-
                                                                                tional In-
                                                                                formation
                                                                                ----------
                      (2)    The following audited financial
                             statements of the INVESCO
                             Industrial Income Fund and the
                             notes thereto for the fiscal
                             year ended June 30, 1998, and
                             the report of
                             PricewaterhouseCoopers LLP with
                             respect to such financial
                             statements, are incorporated in
                             the Statement of Additional
                             Information by reference from
                             the Fund's  Annual Report to
                             Shareholders for the fiscal year
                             ended June 30, 1998: Statement
                             of Investment Securities as of
                             June 30, 1998; Statement of
                             Assets and Liabilities as of
                             June 30, 1998; Statement of
                             Operations for the year ended
                             June 30, 1998; Statement of
                             Changes in Net Assets for each
                             of the two years in the period
                             ended June 30, 1998; and
                             Financial Highlights for each of
                             the five years in the period
                             ended June 30, 1998.

                      (3)    Financial statements and schedules
                             included in Part C:

                             None:  Schedules have been
                             omitted as all information has
                             been presented in the financial
                             statements.

               (b)    Exhibits:

                      (1)    (a) Restatement of the Articles
                             of Incorporation of  Financial





                             Industrial Income Fund dated
                             November 3, 1989.(2)

                             (i)    Articles Supplementary to
                                    the Articles of
                                    Incorporation dated July
                                    17, 1992.(2)

                             (ii)   Articles of Amendment to
                                    Articles of Restatement of
                                    the Articles of
                                    Incorporation of Financial
                                    Industrial Income Fund,
                                    Inc. dated November 17,
                                    1994.(1)

                      (2)    Bylaws--(amended) as of July 21,
                             1993.(2)

                      (3)    Not applicable.

                      (4)    Not required to be filed on
                             EDGAR.

                      (5)    (a) Investment Advisory
                             Agreement between Registrant and
                             INVESCO Funds Group, Inc. dated
                             February 28, 1997.(3)

                             (i)    Amendment dated May 15,
                                    1997 to Advisory
                                    Agreement.(3)

                      (6)    (a) General Distribution
                             Agreement between Registrant and
                             INVESCO Funds Group, Inc. dated
                             February 28, 1997.(3)

                             (b) General Distribution
                             Agreement between Registrant and
                             INVESCO Distributors, Inc. dated
                             September 30, 1997.(3)

                      (7)    (a) Defined Benefit Deferred
                             Compensation Plan for Non-
                             Interested Directors and
                             Trustees.(3)

                             (b) Amended Defined Benefit
                             Deferred Compensation Plan for
                             Non-Interested Directors and
                             Trustees.

                      (8)    Custody Agreement between
                             Registrant and State Street Bank
                             and Trust Company dated July 1,
                             1993.(2)






                             (a) Amendment to Custody
                             Agreement dated October 25,
                             1995.(3)

                             (b) Data Access Service Addendum
                             dated May 19, 1997.(3)

                      (9)    (a) Transfer Agency Agreement
                             between Registrant and INVESCO
                             Funds Group, Inc. dated February
                             28, 1997.(3)

                             (b) Administrative Services
                             Agreement between Registrant and
                             INVESCO Funds Group, Inc., dated
                             February 28, 1997.(3)

                      (10)   Opinion and  consent of counsel
                             as to the  legality of  the
                             securities  being  registered,
                             indicating whether they will,
                             when sold,  be legally  issued,
                             fully paid and non-assessable.

                      (11)   Consent of Independent
                             Accountants.

                      (12)   Not applicable.

                      (13)   Not applicable.

                      (14)   Copies of model plans used in
                             the  establishment of
                             retirement plans as follows:

                             (a) Non-standardized Profit
                             Sharing Plan;

                             (b) Non-standardized Money
                             Purchase Pension Plan;

                             (c) Standardized Profit Sharing
                             Plan Adoption Agreement;

                             (d) Standardized Money Purchase
                             Pension Plan;

                             (e) Non-standardized 401(k) Plan
                             Adoption Agreement;

                             (f) Standardized 401(k) Paired
                             Profit Sharing Plan;

                             (g) Standardized Simplified
                             Profit Sharing Plan;

                             (h) Defined Contribution Master
                             Plan & Trust Agreement.






                      (15)   Plan and Agreement of Distribution
                             dated April 16, 1990,  adopted
                             pursuant  to Rule  12b-1  under the
                             Investment Company Act of 1940,
                             dated April 30, 1993.(2)

                             (a) Amendment of Plan and Agreement
                             of Distribution pursuant to 12b-1
                             under the Investment  Company Act
                             of 1940, dated July 19, 1995.(1)

                             (b)  Amended  Plan and  Agreement
                             of  Distribution adopted pursuant
                             to Rule 12b-1 under the Investment
                             Company Act of 1940 dated January
                             1, 1997.(3)

                             (c)  Amended  Plan and  Agreement
                             of  Distribution adopted  pursuant
                             to 12b-1  under  the  Investment
                             Company Act of 1940 dated September
                             30, 1997.(3)

                      (16)   (a) Schedule for computation of
                             performance data.(3)

                             (b) Schedule for Computation of
                             Yield.(3)

                      (17)   Financial Data Schedule.

                      (18)   Not Applicable.




(1)Previously filed on EDGAR with Post-Effective Amendment No. 55 to the Registration Statement on August 29, 1995 and incorporated herein by reference.

(2)Previously filed on EDGAR with Post-Effective Amendment No. 56 to the Registration Statement on August 30, 1996 and incorporated herein by reference.

(3)Previously filed on EDGAR with Post-Effective Amendment No. 57 to the Registration Statement on October 24, 1997 and incorporated herein by reference.


Item 25.       Persons Controlled by or Under Common Control with
               Registrant

               No person is presently controlled by or under common control with Registrant.

Item 26.       Number of Holders of Securities


                                                      Number of Record
                                                      Holders as of
               Title of Class                         September 30, 1998
               --------------                         ------------------
               Common Stock                           193,122

Item 27.       Indemnification

               Indemnification provisions for officers, directors and employees of Registrant are set forth in Article XI of the amended bylaws. See Item 24(b)2 above. Under this Article, such persons will not be indemnified for any acts for which the Investment Company Act of 1940 would not permit indemnification.

Item 28.       Business And Other Connections of Investment Adviser


               See "The Fund And Its Management" in the Fund's Prospectus and in the Statement of Additional Information for information regarding the business of the investment adviser, INVESCO.

               Following  are the  names  and  principal  occupations   of  each
director and officer of the investment adviser, INVESCO, and who, with the exception of Richard W. Healey, have during the past two fiscal years, held positions with Institutional Trust Company doing business as INVESCO Trust Company, an affiliate of INVESCO.




                                      Position
                                        With               Principal Occupation And
         Name                         Adviser                Company Affiliation
         ----                         --------               -------------------

Dan J. Hesser                         Chairman            Chairman
                                      and                 INVESCO Funds Group, Inc.
                                      Director            7800 East Union Avenue
                                                          Denver, CO 80237

Mark H. Williamson                    Officer &           President & Chief
                                      Director            Executive Officer
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

William J. Galvin, Jr.                Officer             Senior Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

Ronald L. Grooms                      Officer             Senior Vice President &
                                                          Treasurer
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Richard W. Healey                     Officer             Senior Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Daniel B. Leonard                     Officer             Senior Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237





                                      Position
                                        With               Principal Occupation And
         Name                         Adviser                Company Affiliation
         ----                         --------               -------------------
Charles P. Mayer                      Officer &           Senior Vice President
                                      Director            INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Timothy J. Miller                     Officer             Senior Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Donovan J. (Jerry) Paul               Officer             Senior Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Glen A. Payne                         Officer             Senior Vice President,
                                                          Secretary & General
                                                          Counsel
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

John R. Schroer, II                   Officer             Senior Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Ingeborg S. Cosby                     Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Elroy E. Frye, Jr.                    Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Linda J. Gieger                       Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Mark D. Greenberg                     Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Gerard F. Hallaren, Jr.               Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Richard R. Hinderlie                  Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237






                                      Position
                                        With               Principal Occupation And
         Name                         Adviser                Company Affiliation
         ----                         --------               -------------------

Thomas M. Hurley                      Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Patricia F. Johnston                  Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

James F. Lummanick                    Officer             Vice President &
                                                          Assistant General Counsel
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Thomas A. Mantone, Jr.                Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Trent E. May                          Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Frederick R. (Fritz)                  Officer             Vice President
Meyer                                                     INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Jeffrey G. Morris                     Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Laura M. Parsons                      Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Pamela J. Piro                        Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Gary L. Rulh                          Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

John S. Segner                        Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237





                                      Position
                                        With               Principal Occupation And
         Name                         Adviser                Company Affiliation
         ----                         --------               -------------------

Terri B. Smith                        Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Alan I. Watson                        Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Judy P. Wiese                         Officer             Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO  80237

Ronald C. Lively                      Officer             Senior Regional Vice
                                                          President
                                                          INVESCO Funds Group, Inc.
                                                          17406 Brown Road
                                                          Odessa, FL 33556

Scott E. Stapley                      Officer             Senior Regional Vice
                                                          President
                                                          INVESCO Funds Group, Inc.
                                                          1615 Arch Bay Drive
                                                          Newport Beach, CA 92660

David B. McElroy                      Officer             Regional Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

Ryland K. Pruett, Jr.                 Officer             Regional Vice President
                                                          INVESCO Funds Group, Inc.
                                                          2337 Mirow Place
                                                          Charlotte, NC 28270

Thomas H. Scanlan                     Officer             Regional Vice President
                                                          INVESCO Funds Group, Inc.
                                                          12028 Edgepark Court
                                                          Potomac, MD 20854

Michael D. Legoski                    Officer             Assistant Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

Stephen A. Moran                      Officer             Assistant Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

Donald R. Paddack                     Officer             Assistant Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237





                                      Position
                                        With               Principal Occupation And
         Name                         Adviser                Company Affiliation
         ----                         --------               -------------------

Kent T. Schmeckpeper                  Officer             Assistant Vice President
                                                          Account Relationship
                                                          Manager
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

Tane' T. Tyler                        Officer             Assistant Vice President
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237

Jeraldine E. Kraus                    Officer             Assistant Secretary
                                                          INVESCO Funds Group, Inc.
                                                          7800 East Union Avenue
                                                          Denver, CO 80237



Item 29.       Principal Underwriters


               (a)    INVESCO Bond Funds, Inc.
                      INVESCO Blue Chip Growth Fund, Inc.
                      INVESCO Combination Stock and Bond Funds, Inc. INVESCO Diversified Funds, Inc.
                      INVESCO Emerging Opportunity Funds, Inc.
                      INVESCO International Funds, Inc.
                      INVESCO Money Market Funds, Inc.
                      INVESCO Sector Funds, Inc.
                      INVESCO Specialty Funds, Inc.
                      INVESCO Stock Funds, Inc.
                      INVESCO Tax-Free Income Funds, Inc.
                      INVESCO Value Trust
                      INVESCO Variable Investment Funds, Inc.

               (b)


                                            Positions and               Positions and
Name and Principal                          Offices with                Offices with
Business Address                            Underwriter                 Registrant
----------------------                      -------------               -------------

William J. Galvin, Jr.                      Senior Vice                 Assistant
7800 E. Union Avenue                        President &                 Secretary
Denver, CO  80237                           Assistant Treasurer

Ronald L. Grooms                            Senior Vice                 Treasurer,
7800 E. Union Avenue                        President &                 Chief Fin'l
Denver, CO  80237                           Treasurer                   Officer, and
                                                                        Chief Acctg.
                                                                        Off.

Richard W. Healey                           Senior Vice
7800 E. Union Avenue                        President
Denver, CO  80237

Dan J. Hesser                               Chairman of
7800 E. Union Avenue                        the Board &
Denver, CO 80237                            Director

Charles P. Mayer                            Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                               Senior Vice                 Secretary
7800 E. Union Avenue                        President,
Denver, CO  80237                           Secretary &
                                            General Counsel

Judy P. Wiese                               Vice President              Asst. Treas.
7800 E. Union Avenue                        & Assistant
Denver, CO  80237                           Treasurer

Mark H. Williamson                          President, Chief            President,
7800 E. Union Avenue                        Executive                   CEO &
Denver, CO 80237                            Officer &                   Director
                                            Director



               (c)    Not applicable.

Item 30.       Location of Accounts and Records


               Mark H. Williamson
               7800 E. Union Avenue
               Denver, CO  80237



Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

               (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 27th day of October, 1998.

ATTEST:                                      INVESCO INDUSTRIAL INCOME FUND,
                                             INC.

/s/ Glen A. Payne                           /s/ Mark H. Williamson
-----------------------------               ------------------------------------
Glen A. Payne, Secretary                    Mark H. Williamson, President

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this 27th day of October, 1997.

/s/ Mark H. Williamson                      /s/ Lawrence H. Budner
-----------------------------               ------------------------------------
Mark H. Williamson, President &             Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                        /s/ Fred A. Deering
-----------------------------               ------------------------------------
Ronald L. Grooms, Treasurer                 Fred A. Deering, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                       /s/ Larry Soll
-----------------------------               ------------------------------------
Victor L. Andrews, Director                 Larry Soll, Director

/s/ Bob R. Baker                            /s/ Kenneth T. King
-----------------------------               ------------------------------------
Bob R. Baker, Director                      Kenneth T. King, Director


/s/ Charles W. Brady                        /s/ John W. McIntyre
-----------------------------               ------------------------------------
Charles W. Brady, Director                  John W. McIntyre, Director

/s/ Wendy L. Gramm
-----------------------------
Wendy L. Gramm, Director


By*                                          By* /s/ Glen A. Payne
   ------------------------------                ------------------------------
        Edward F. O'Keefe                          Glen A. Payne
        Attorney in Fact                           Attorney in Fact


* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Larry Soll and Wendy L. Gramm) have been filed with the Securities and Exchange Commission on July 20, 1989, January 9, 1990, May 22, 1992, October 25, 1993, August 25, 1995, October 18, 1996 and
October 24, 1997.

                                         Exhibit Index

                                                          Page in
Exhibit Number                                     Registration Statement
--------------                                     ----------------------

        7(b)                                                77
        10                                                  85
        11                                                  86
        14(a)                                               87
        14(b)                                              125
        14(c)                                              161
        14(d)                                              194
        14(e)                                              224
        14(f)                                              278
        14(g)                                              321
        14(h)                                              330
        17                                                 433